Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of PagSeguro Digital Ltd. (the “Company”) does hereby certify, to such officer’s knowledge, that:
(i)The Annual Report on Form 20-F for the year ended December 31, 2024 of the Company (“Form 20-F”), as filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii)the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 28, 2025

By:	/s/ Artur Schunck
Name: Artur Schunck Title: Chief Financial Officer, Chief Accounting Officer and Investor Relations Officer